UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

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Zanett, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ZANETT, INC.
635 Madison Avenue, Floor 15
New York, NY 10022

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on June 19, 2009

To our Shareholders:

You are cordially invited to attend the annual meeting of shareholders (the “Shareholders’ Meeting”) of ZANETT, INC. (“Zanett” or the “Company”) to be held at 635 Madison Avenue, 15th Floor, New York, NY 10022 on June 19, 2009, at 2:00 PM, EDT, for the following purposes:

1.	To elect five directors to serve as our Board of Directors.
2.	To transact such other business as may properly come before the meeting.

These items of business are more fully described in the Proxy Statement following this Notice. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 accompanies this Proxy Statement.

You must be a shareholder of record at the close of business on April 8, 2009 to vote at the Shareholders’ Meeting or any adjournment or postponement thereof. Management welcomes your attendance at the Shareholders’ Meeting. Your vote is important. Whether or not you expect to attend the Shareholders’ Meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. Your proxy will not affect your right to vote in person if you attend the Shareholders’ Meeting.

By Order of the Board of Directors,
/s/ Dennis Harkins Dennis Harkins President, Chief Financial Officer and Secretary

i

ZANETT, INC.
635 Madison Avenue
15th Floor
New York, NY 10022

PROXY STATEMENT

The Board of Directors of Zanett, Inc. (“Zanett” or the “Company”), a Delaware corporation, solicits your proxy for use at its 2009 annual meeting of shareholders (the “Shareholders’ Meeting”). This proxy statement contains information related to the Shareholders’ Meeting of Zanett to be held on June 19, 2009 at 2 p.m. EDT at Zanett’s principal executive offices located at 635 Madison Avenue, 15th Floor, New York, NY 10022. This Proxy Statement and enclosed form of proxy were first sent to shareholders on or about May 8, 2009.

References in this Proxy Statement to the “Company”, “Zanett,” “we”, “us” and “our” refer to Zanett, Inc.

VOTING AT THE ANNUAL MEETING

The Board of Directors has fixed the close of business on April 8, 2009 as the record date (the “Record Date”) for determining the shareholders entitled to notice of and to vote at the Shareholders’ Meeting. As of the date of this Proxy Statement there were 8,727,847 shares of the Company’s common stock issued and outstanding, each of which is entitled to one vote as to all matters to be acted upon at the Shareholders’ Meeting. A complete list of shareholders entitled to vote at the Shareholders’ Meeting will be available for inspection by any shareholder for any purpose relating to the Shareholders’ Meeting for ten days prior to the meeting during ordinary business hours at Zanett’s principal executive offices.

The presence, in person or by properly executed proxy, of the holders of a majority of the common stock entitled to vote at the Shareholders’ Meeting is necessary to constitute a quorum at the Shareholders’ Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Shareholders’ Meeting or any postponements or adjournments thereof.

Shares of common stock represented at the Shareholders’ Meeting in person or by proxy will be counted to determine the presence of a quorum at the Shareholders’ Meeting. Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote at the Shareholders’ Meeting to determine the presence of a quorum, but will not be counted as votes cast on such matter. If a broker or nominee holding stock in “street name” indicates on a proxy that it does not have discretionary authority to vote as to a particular matter (“broker non-votes”), those shares will be treated as present and entitled to vote at the Shareholders’ Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter.

The holders of common stock do not have cumulative voting rights in connection with the election of directors. All shares of common stock that are entitled to vote and are represented at the Shareholders’ Meeting by properly executed proxies received prior to or at the Shareholders’ Meeting, and not revoked, will be voted at the Shareholders’ Meeting in accordance with the instructions indicated on such proxies.

There were no shareholder proposals submitted for the Shareholders’ Meeting. The Board of Directors does not intend to bring any matter before the Shareholders’ Meeting other than the matters specifically referred to in the notice of the Shareholders’ Meeting, nor does the Board of Directors know of any other matter that anyone else proposes to present for action at the Shareholders’ Meeting. However, if any other matter is properly brought before the Shareholders’ Meeting, the persons named in the accompanying proxy or their duly constituted substitutes acting at the Shareholders’ Meeting will be deemed authorized to vote or otherwise act thereon in accordance with their discretion on such matter. Proxies indicating a vote against the proposals contained herein may not be voted by the persons marked in the accompanying proxy or their duly constituted substitutes for adjournment of the Shareholders’ Meeting for the purpose of giving management additional time to solicit votes to approve such proposals.

Enclosed herewith is a proxy card for use by holders of Zanett’s common stock. Claudio M. Guazzoni, the Company’s Chief Executive Officer, and Dennis J. Harkins, the Company’s President and Chief Financial Officer, will serve as your proxies for the Shareholders’ Meeting. To vote by proxy, please complete, sign, date and return the enclosed proxy card. Properly executed proxies will be voted in accordance with the instructions therein. In the absence of instruction, the shares of common stock represented at the Shareholders’ Meeting by the enclosed proxy will be voted FOR the election of each of the directors nominated by our Board of Directors.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of Zanett, at or before the taking of a vote at the Shareholders’ Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of Zanett before the taking of a vote at the Shareholders’ Meeting or (iii) attending the Shareholders’ Meeting and voting in person (although attendance at the Shareholders’ Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to Zanett, Inc., 635 Madison Avenue, 15th Floor, New York, NY 10022, Attention: Secretary, or hand delivered to the Secretary of Zanett at or before the taking of the vote at the Shareholders’ Meeting.

SOLICITATION OF PROXIES

All expenses of Zanett’s solicitation of proxies for the Shareholders’ Meeting will be borne by Zanett. In addition to solicitation by use of the mails, proxies may be solicited from Zanett shareholders by directors and officers of Zanett in person or by telephone, telegram or other means of communication. Such directors and officers will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and Zanett will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.

PROPOSAL No. 1

ELECTION OF DIRECTORS

Directors will be elected at the Shareholders’ Meeting to serve until the next annual meeting and until their successors have been qualified and elected. Effective as of the date of the Shareholders’ Meeting, the Board of Directors shall be composed of five directors. The Board of Directors has nominated the five persons listed below for election as directors at the Shareholders’ Meeting, all of whom are current directors. Set forth below is certain information concerning the nominees that is based on data furnished by them. Each of the nominees has consented to be named as a nominee in this Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept his nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors.

Vote Required for Approval

The five nominees for director are required to be elected by a plurality of the votes cast as to the subject Board of Directors seat. Votes may be cast in favor of or withheld for any or all of the appropriate nominees. Unless otherwise instructed by a record holder submitting a proxy, the persons named in a proxy will vote the shares represented thereby for the election of all such appropriate nominees. Abstentions and broker non-votes will not be counted toward a nominee’s achievement of a plurality and thus will have no effect on the outcome of the election of directors.

The Board of Directors Unanimously Recommends a Vote For All of the Nominees Listed Below.

The following persons have been nominated for election as directors by the Board of Directors:

William H. Church, 62 — Served as director since September 2004.

Mr. Church has over 30 years of experience advising senior management of high growth closely held and publicly traded companies. He is a retired Ernst & Young partner and was instrumental in the establishment and successful development of the Ernst & Young Tax and Human Capital Practice in the New York Metro Area and in Tokyo, Japan.

Mr. Church received a B.S. degree from Marquette University. He is a Certified Public Accountant in New York and Wisconsin, and he is also a member of the American Institute of Certified Public Accountants.

Leonard Goldstein, 59 — Served as director since April 2005.

Mr. Goldstein brings over 25 years of diversified technology and financial experience to the investment community. From 2001 to 2003, he was the Chief Information Officer (CIO) of Pequot Capital Management, a premier hedge fund and venture capital group based in Westport, Connecticut and New York City, NY. He was responsible for overall technology strategy, evaluation, implementation and operations.

Prior to Pequot, he served as the CIO of IntraLinks, responsible for all aspects of technology including: Research & Development, ASP Hosting Services, Operations, Information Security, Infrastructure and CRM/ERP systems. As a founding partner, he was instrumental in growing IntraLinks to a major player in the area of digital collaboration. Prior to IntraLinks, he was a Vice President in the Investment Research Department at Goldman, Sachs & Company; responsible for the development, implementation and operation of a large scale Internet based research delivery system known as the ResearchXpresssm.

Mr. Goldstein has his doctorate and masters degrees in engineering from Brooklyn Polytechnic Institute and New York University.

Claudio M. Guazzoni, 46 — Served as director since October 2000.

Mr. Guazzoni is Chairman & CEO of Zanett, Inc., which he co-founded in 2000. He served as Zanett’s President from 2000 to 2006, and was appointed CEO in 2006. Prior to co-founding Zanett, he co-founded The Zanett Securities Corporation in 1993, a merchant bank which was involved with numerous startup and early stage investments in technology and life sciences companies. At The Zanett Securities Corporation, Mr. Guazzoni was instrumental in the success and initial public offering of several young technology companies. His previous work as an investment banker and recent past experience as a fund manager provides Zanett with expertise in both finance and deal structuring.

L. Scott Perry, 61 — Served as director since March 2001.

Mr. Perry was with AT&T Corporation from January 1997 until his retirement in January 2002. During this period, he served as Vice President — Advanced Platform Systems from January 1997 to May 1998, Vice President — Strategy and Alliances from May 1998 to December 1999 and Vice President of Strategy & Business Development from January 2000 until his retirement. In these roles, he was responsible for building and refining the business strategy of AT&T and leading the development of growth plans which included close and effective relationships with other computer and networking product and service firms. Mr. Perry and his team led AT&T Corporation’s 1998 acquisition of IBM’s Global Network business. Before joining AT&T, Mr. Perry was with IBM for almost sixteen years. During that time he held a number of marketing and sales executive positions, culminating in his last assignment as General Manager, Academic Computing Information Systems, an independent business unit with responsibility for strategy, development, marketing and support of information systems to the higher education marketplace.

Mr. Perry currently serves as President and a member of the board of directors of GPXS, a private wireless application and services company. In the recent past he has served as chairman of INEA, a private business performance management software company, Chairman of SmartServ Online, a NASDAQ listed wireless application provider, and was on the audit committee and board member of Viacore, a corporate supply chain services company. He has also been an advisor and Operating Partner of Global Communications Partners, an early stage venture capital fund based in Menlo Park, California. In addition to his board and advisory responsibilities, Mr. Perry is the founder and principal of Cobblers Hill Group, based in Weston, Connecticut, through which he advises a number of small and early stage companies as well as engaging with other larger companies on strategic consulting engagements.

Charles T. Johnstone, 57 — Served as director since May 2008.

Mr. Johnstone brings over 30 years of advertising and marketing experience to the investment community. From 1994 to 2000, he was the President and Chief Executive Officer of CTJ Enterprises, a corporate gift company.

Prior to CTJ, he served as Executive Vice-President at Showtown Publications. Prior to Showtown he was the New York advertising director for Colonial Homes Magazine at Hearst Corporation. Prior to Hearst he was an account executive at BBDO Advertising. Mr. Johnstone studied at Babson College.

Mr. Johnstone is currently retired and living in New York City.

Information about the Board of Directors and Committees of the Board of Directors

All members of the Board with the exception of Mr. Guazzoni are independent as defined by the Nasdaq listing standards.

Audit Committee

In March 2001, the Board of Directors established an Audit Committee, which is composed of three non-employee independent directors. The Audit Committee, which has adopted a formal charter that can be found on the Company’s website at www.zanett.com, assists the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company’s accounting, auditing, and reporting practices. The members of the Audit Committee are Messrs. Church, Goldstein and Perry. The Audit Committee conducted a meeting on March 26, 2009 to review and discuss the 2008 consolidated financial statements with management and the Company’s independent auditors and to review and approve the Company’s Annual Report on Form 10-K prior to the Company filing it with the Securities and Exchange Commission (the “SEC”). The Audit Committee also met quarterly with management and its independent auditors during the last three quarters of 2008 to review the Company’s quarterly reports on Form 10-Q prior to their issuance. During 2009, the Audit Committee will continue to meet quarterly to review the Company’s financial statements and SEC reports.

All members of the Audit Committee are independent committee members as defined by the Nasdaq listing standards and pursuant to Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. The Board of Directors has determined that Mr. Church is a “financial expert,” as defined in Item 407(d)(5) of Regulation S-K promulgated by the Commission.

Meetings of the Board of Directors

During 2008, the Board of Directors held four meetings. During 2008, each director attended at least 75% of the meetings of the Board and, if applicable, the Audit Committee.

Director Nominations

The Board of Directors has not established a separate committee to perform the functions traditionally associated with a nominating committee and does not have any nominating committee charter. We believe that the complete input of the Board is appropriate in selecting potential nominees to the Board, and therefore have not established a separate nominating committee. Such functions are currently performed by the independent members of the Board of Directors (as defined by the Nasdaq listing standards), acting as a whole. In carrying out this function, the Board of Directors seeks to create a Board of Directors that is strong in its collective diversity of skills and experience with respect to finance, leadership, business operations and industry knowledge. The Board of Directors considers on an annual basis the current composition of the Board of Directors in light of characteristics of independence, age, skills, experience and availability of service to our company of its members and of anticipated needs. When the Board of Directors reviews a potential new candidate, the Board of Directors looks specifically at the candidate’s qualifications in light of the needs of the Board of Directors at a given point in time. In nominating director candidates, the Board of Directors strives to endorse directors that exhibit high standards of ethics, integrity, commitment and accountability. In addition, all nominations attempt to ensure that the Board of Directors shall encompass a range of talent, skills and expertise sufficient to promote sound guidance with respect to our operations and activities.

Shareholders may make nominations for election to the Board of Directors. Such nominations may be made only in writing by a shareholder entitled to vote at the annual meeting and must be addressed to the Secretary, Zanett, Inc., 635 Madison Avenue, 15th Floor, New York, NY 10022. Nominations must be received by the Secretary not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting and must be accompanied by the written consent of the nominee. The 2008 Shareholders’ Meeting was held on May 20, 2008. Nominations must also be accompanied by a description of the nominee’s business or professional background and otherwise contain the information required by Schedule 14A of the Exchange Act.

REPORT OF THE AUDIT COMMITTEE

The following is the Audit Committee’s report with respect to the Company’s consolidated financial statements for the year ended December 31, 2008.

At a meeting held on March 26, 2009, the Audit Committee reviewed and discussed with management the consolidated financial statements for the year ended December 31, 2008. This meeting included discussions with Amper, Politziner & Mattia, P.C. (“AP&M”), our independent auditor, of matters relating to the auditors’ judgments about the acceptability and quality of the Company’s accounting principles, as applied in its financial reporting, as required by Statement of Auditing Standards No. 61, “Communications with Audit Committees.” AP&M has confirmed to the Audit Committee that it is in compliance with the rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission governing auditor independence. The Audit Committee has received and discussed with AP&M its written disclosures and letter as required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and its independence from the Company.

Based on the Audit Committee’s review and the discussions described above, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the SEC.

Members of the Audit Committee of the Board of Directors:

William H. Church
L. Scott Perry
Leonard Goldstein

During the two most recent fiscal years ended December 31, 2008 and December 31, 2007, there were no disagreements with AP&M on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AP&M, would have caused AP&M to make reference to the subject matter of the disagreement in connection with its report on the Company’s consolidated financial statements for such periods.

AUDIT RELATED MATTERS AND INFORMATION REGARDING THE COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

The aggregate fees for professional services rendered by AP&M in connection with its audit of Zanett’s annual consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008, reviews of the consolidated interim financial statements included in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008 and reviews of other filings or registration statements under the Securities Act of 1933 and Securities Exchange Act of 1934, as amended, were $240,000.

The aggregate fees for professional services rendered by AP&M in connection with its audit of Zanett’s annual consolidated financial statements included in Form 10-K for the year ended December 31, 2007, reviews of the consolidated interim financial statements included in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 and reviews of other filings or registration statements under the Securities Act of 1933 and Securities Exchange Act of 1934, as amended were $240,000.

All Other Fees

There were no fees billed (including audit-related fees or tax fees) by AP&M for the years ended December 31, 2008 and 2007 for professional services rendered other than those described above under “Audit Fees”.

Pre-Approval of Services

The Audit Committee historically has separately pre-approved the audit, audit-related, tax and other services to be provided to the Company by the Company’s independent auditor. All of our audit-related fees and tax fees in 2008 were pre-approved by the Audit Committee.

One or more representatives of AP&M will be present at the meeting, will have an opportunity to make a statement as he or she may desire and will be available to respond to appropriate questions.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table shows, as of April 15, 2009, the Common Stock owned beneficially by (i) each director of the Company, (ii) each Executive Officer, (iii) all directors and Executive Officers as a group, and (iv) each person known by the Company to be the “beneficial owner” of more than five percent (5%) of such Common Stock. Each of the shareholders listed has sole voting and investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated.

Beneficial ownership is determined in accordance with the rules of the SEC. Generally, a person has beneficial ownership of shares if the individual has the power to vote and/or dispose of shares. This power can be sole or shared, and direct or indirect. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock that could be issued upon the exercise of outstanding options and warrants held by that person that are currently exercisable or exercisable within 60 days of the date hereof are considered outstanding. These shares, however, are not considered outstanding when computing the percentage ownership of each other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and dispositive power with respect to the shares set forth opposite such stockholder’s name.

Beneficial Ownership of Common Stock
Name, Addresses and Title of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)		Percentage of Class(2)
Claudio M. Guazzoni Chief Executive Officer and Director	2,109,204	(3)	24.2%
William H. Church Director	25,000	(4)	—*
Leonard G. Goldstein Director	55,000	(5)	—*
L. Scott Perry Director	25,000	(6)	—*
Charles Johnstone Director	30,000	(7)	—*
Dennis Harkins President/CFO Zanett	100,000	(8)	1.1%
Chuck Deskins President, ZCS	70,000	(9)	—*
David Rincon c/o Zanett 4080 McGinnis Ferry Rd Building 200, Ste 120 Alpharetta, GA 30005	663,200		7.6%
Bruno Guazzoni	2,368,158		27.1%
All Directors and Executive Officers as a Group (7 persons)	2,414,204	(10)	27.7%

*	Less than 1%
(1)	Except as noted in the table above, the address for all persons listed is c/o Zanett, Inc., 635 Madison Avenue, New York, NY 10022.

(2)	The percentage of class based upon 8,727,847 shares of common stock issued and outstanding (or deemed to be issued and outstanding) as of April 15, 2009, calculated in accordance with Rule 13d-3 of the Exchange Act. The number of shares beneficially owned also includes shares owned by (i) a spouse, minor children or by relatives sharing the same home, (ii) entities owned or controlled by the named person and (iii) other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, shares are owned of record and beneficially by the named person.
(3)	On November 11, 2008 Mr. Guazzoni was issued 160,000 restricted shares of the Company’s stock. These shares will vest one year from grant date, or November 11, 2009, and are included in the table. On November 6, 2006 Mr. Guazzoni was issued options to purchase 25,000 shares of the Company’s stock with an exercise price of $5.00 per share. These shares and options will vest and become immediately exercisable upon the Company reaching $250,000,000 in revenue. On November 6, 2006 Mr. Guazzoni was issued options to purchase 25,000 shares of the Company’s stock with an exercise price of $5.36 per share. The foregoing options are not included in the number in this table.
(4)	On November 11, 2008 Mr. Church was issued options to purchase 75,000 shares of the Company’s stock with an exercise price of $0.70 per share. These shares and options will vest and become immediately exercisable one year from the grant date, or November 11, 2009. On November 6, 2006 Mr. Church was issued options to purchase 25,000 shares of the Company’s stock with an exercise price of $5.36 per share. These shares and options will vest and become immediately exercisable upon the Company reaching $250,000,000 in revenue. The foregoing options are not included in this number. On August 25, 2004, Mr. Church was issued options to purchase 25,000 shares of the Company’s Common Stock with an exercise price of $15.28 per share. These options, included in the table, were exercisable immediately but the underlying shares became fully vested over time. Any shares obtained through the exercise of the 2004 options are subject to a lock-up agreement that precludes the sale of the shares until September 1, 2009, except as otherwise provided in such agreement.
(5)	On November 11, 2008 Mr. Goldstein was issued 30,000 shares of restricted Common Stock of the Company. These shares will vest one year from grant date, or November 11, 2009, and are included in the table. On November 6, 2006 Mr. Goldstein was issued options to purchase 25,000 shares of the Company’s stock with an exercise price of $5.36 per share. These shares and options will vest and become immediately exercisable upon the Company reaching $250,000,000 in revenue. The foregoing options are not included in this number. On April 21, 2005, Mr. Goldstein was issued options to purchase 25,000 shares of the Company’s Common Stock with an exercise price of $13.20 per share. These options, included in the table, were exercisable immediately but the underlying shares became fully vested over time. Any shares obtained through the exercise of these options are subject to a lock-up agreement that precludes the sale of the shares until April 21, 2010, except as otherwise provided in such agreement.
(6)	On November 11, 2008 Mr. Perry was issued options to purchase 45,000 shares of the Company’s stock with an exercise price of $0.70 per share. These shares and options will vest and become immediately exercisable one year from grant date, or November 11, 2009. On November 6, 2006 Mr. Perry was issued options to purchase 25,000 shares of the Company’s stock with an exercise price of $5.36 per share. These shares and options will vest and become immediately exercisable upon the Company reaching $250,000,000 in revenue. The foregoing options are not included in this number. On November 17, 2001, Mr. Perry was issued options to purchase 25,000 shares of the Company’s common stock with an exercise price of $8.00 per share. These options, included in the table, were exercisable immediately but the underlying shares became fully vested over time.
(7)	On November 11, 2008 Mr. Johnstone was issued 30,000 restricted shares of the Company’s Common Stock. These shares will vest one year from grant date, or November 11, 2009.
(8)	On November 11, 2008 Mr. Harkins was issued 100,000 restricted shares of the Company’s stock. These shares will vest one year from grant date, or November 11, 2009, and are included in the table. On November 6, 2006 Mr. Harkins was issued options to purchase 62,500 shares of the Company’s stock with an exercise price of $5.00 per share. These shares and options will vest and become immediately exercisable upon the Company reaching $250,000,000 in revenue. The foregoing options are not included in this table.
(9)	On November 11, 2008 Mr. Deskins was issued 70,000 restricted shares of the Company’s stock. These shares will vest one year from grant date, or November 11, 2009, and are included in the table. On November 6, 2006 Mr. Deskins was issued options to purchase 25,000 shares of the Company’s stock with an exercise price of $5.00 per share. These shares and options will vest and become immediately exercisable upon the Company reaching $250,000,000 in revenue. The foregoing options are not included in this table.
(10)	Includes 75,000 vested shares of the Company’s Common Stock issuable upon the exercise of options.

EXECUTIVE OFFICERS

The Company currently has three executive officers. Biographical information for Claudio M. Guazzoni, Chief Executive Officer, is included in Proposal 1 — Election of Directors. Biographical information for the remaining executive officers is presented below.

Dennis Harkins 46 — Mr. Harkins was named President of Zanett on March 21, 2008. In addition to serving as President, Mr. Harkins also is Zanett’s Chief Financial Officer, a position to which he was first named effective as of the close of business on June 30, 2006. Previous to Zanett, Mr. Harkins was Director of Sales and Planning for almost ten years at MSC Industrial Supply, a $1.3 billion direct marketing firm dealing with various industrial products in the United States; in this position he was responsible for the budget and forecast for over 100 branches with operating expenses of over $250 million. Earlier in his tenure with MSC, he was the Director of IT Business Development where he managed over 80 IT professionals with a budget of over $20 million. He started at MSC in 1996 as the Director of Accounting where he oversaw the accounting, accounts payable and accounts receivable areas. Prior to MSC, Mr. Harkins was the Controller for Arbor Property Trust and Real Estate Investment Trust with headquarters in Conshohocken, Pennsylvania.

Chuck Deskins 47 — Mr. Deskins became the President of Zanett Commercial Solutions (“ZCS”), our wholly-owned subsidiary, in February, 2006 and is responsible for the day-to-day operations, organic expansion, and the integration and assimilation of acquired businesses. Prior to ZCS, Mr. Deskins served as President, SPX Valley Forge from 2003 to 2005, overseeing global operations in North America, Italy, France, Germany, and the UK. During his tenure at SPX, Deskins led the integration of two accretive acquisitions, one in North America, and one in Europe, while leading the organization to record revenue growth. Mr. Deskins honed his leadership skills as General Manager, GE Capital, and his other senior leadership positions include Area GM, ARC; and Director, CHC. As President of Pinnacle Computer Resources, Mr. Deskins won recognition as a successful entrepreneur, guiding the business from start-up to $32M in revenue in 4 years.

DIRECTOR COMPENSATION

Zanett does not pay cash fees or retainers to any of our directors. The Board of Directors has established a practice of granting each new non-employee director options under the Zanett, Inc. Incentive Stock Plan to purchase up to 25,000 shares of the Company’s common stock with an exercise price equal to market price at the time of the grant; however, it did not grant options to Mr. Johnstone upon his election as a director in 2008. The options granted according to this practice are exercisable immediately but the underlying shares are initially unvested. The vesting for the shares underlying these initial option grants is as follows:

Mr. Church’s shares vested one third each on September 1, 2005, September 1, 2006 and September 1, 2007. Mr. Goldstein’s shares vested one third each on April 21, 2006, April 21, 2007 and April 21, 2008. Mr. Perry’s shares vested one-third each on August 1, 2002, August 1, 2003 and August 1, 2004. Any shares obtained through the exercise of these options are subject to a repurchase feature until vested and thereafter all vested shares are subject to a lock-up agreement that precludes the sale of the shares, except as otherwise provided in such agreement. The lock-up agreement relating to Mr. Perry’s shares has expired.

Zanett also may grant, from time to time, additional options to its Board of Directors as compensation for their services, as determined by the entire Board of Directors. On November 6, 2006 all directors were issued options to purchase 25,000 shares of the Company’s stock with an exercise price of $5.36 per share. These shares and options will vest and become immediately exercisable upon the Company reaching $250,000,000 in revenue. Under FAS 123R the Company has incurred no expense for these options because the occurrence of the vesting event is not probable. As the occurrence of this event becomes probable an expense will be recorded.

On November 11, 2008, Zanett granted an aggregate of 220,000 restricted shares of common stock to Mr. Guazzoni (160,000 shares), Mr. Goldstein (130,000 shares) and Mr. Johnstone (30,000), and options to purchase an aggregate of 120,000 shares of common stock to Mr. Church (75,000 shares) and Mr. Perry (45,000 shares). The restricted stock vests one year from the grant date. The options have an exercise price of $0.70 per share, and the shares and options will vest and become immediately exercisable one year from the grant date.

As of April 15, 2009, none of the directors have exercised any of their options.

EXECUTIVE COMPENSATION

During the fiscal years ended December 31, 2008 and December 31, 2007, executive officers received compensation for services provided to the Company, as detailed in the table below.

Summary Compensation Table

Name and Principal Position ($)(a)	Year (b)	Salary ($)(c)	Bonus ($)(d)	Stock Awards ($)(e)	Option Awards ($)(f)	Total ($)(j)
Claudio Guazzoni Chief Executive Officer and Director	2008	260,562	350,000	9,333	—	619,895
	2007	10,530	—		—	10,530
Dennis Harkins President and Chief Financial Officer	2008	200,126	250,000	5,833	—	455,959
	2007	150,032	50,000		—	200,032
Chuck Deskins President ZCS	2008	175,000	96,235	4,083	—	275,318
	2007	182,427	150,000		—	332,427

Employment Agreements

The Company has an employment arrangement with the Chief Executive Officer of the Company, Mr. Guazzoni, providing for successive one-year terms until cancelled by either the Company or Mr. Guazzoni. Compensation will be determined by the officer and the Company on an annual basis and may consist of a combination of cash compensation and grants of incentive stock options and/or restricted stock awards. For the years ended December 31, 2003, 2004 and 2005, the Company agreed to a base annual compensation of $110,000. For the years ended December 31, 2007 and 2006, Mr. Guazzoni took a salary of $10,530. For the year ended December 31, 2008, Mr. Guazzoni took a salary of $260,562.

The Company does not have employment agreements with any of its other executive officers.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)
Claudio Guazzoni Chief Executive Officer and Director	—	62,500 A	5.00	10/18/2011	160,000	86,400
	—	*25,000 A	5.36	11/6/2011
Dennis Harkins President and Chief Financial Officer	—	62,500 A	5.00	10/18/2011	100,000	54,000
Chuck Deskins President ZCS	—	25,000 A	5.00	10/18/2011	70,000	37,800

*	These options were granted to Mr. Guazzoni for his service as chairman of the Company’s Board of Directors.
(a)	Options vest and become immediately exercisable upon the Company reaching $250,000,000 in revenue.

Stock Options and Stock Awards Granted During Fiscal Year Ended December 31, 2008

Under Zanett’s stock plan, options to purchase 345,000 shares of Zanett common stock were granted to employees and directors of the Company and its wholly-owned subsidiaries during 2008. In addition, the Company awarded 615,000 restricted shares of its common stock to employees and directors during 2008.

There is no understanding between the Company and any of its present shareholders regarding the sale of a portion or all of the common stock currently held by them in connection with any future participation by the Company in a business. There are no other plans, understandings, or arrangements whereby any of the Company’s officers, directors, or principal shareholders, or any of their affiliates or associates, would receive funds, stock, or other assets in connection with the Company’s participation in a business. Members of Zanett’s Board of Directors receive no cash compensation for their service as directors.

RELATED PARTY TRANSACTIONS

During the year ended December 31, 2008, the Company and its wholly-owned, consolidated subsidiary Zanett Commercial Solutions, Inc. (“ZCS”) were party to the following transactions with related parties:

On March 18, 2008, Zanett repaid all amounts outstanding on three promissory notes in an aggregate principal amount of $1.5 million issued to Bruno Guazzoni, the uncle of Zanett’s Chief Executive Officer, Claudio Guazzoni, and the owner of approximately 25.5% of the Company’s outstanding common stock. In 2008 the Company paid $790,125 in interest on promissory notes issued to Bruno Guazzoni. Also in March 2008, the Company repaid in full a $1.5 million promissory note issued to Emral Holdings Limited.

In addition to the notes that were repaid, Zanett has a line of credit agreement with Bruno Guazzoni in the amount of $3,000,000. The interest rate on the line of credit is prime plus two percent (2%). This line is available for working capital requirements and is unrestricted. The line has a maturity date of March 15, 2010. As of December 31, 2008 this line had an outstanding balance of $1,027,000 with available borrowings of $1,973,000.

On February 21, 2007, ZCS entered into a new, unsecured promissory note in an aggregate principal amount of $750,000, with Bruno Guazzoni. This note had a maturity date of March 6, 2009, which was extended to March 15, 2010 and requires quarterly payments of interest beginning March 31, 2009, at the rate of eleven percent (11%) per annum. Principal is repayable at maturity. The note may be pre-paid without penalty. The proceeds of this note were used fund the cash portion of the merger consideration paid at closing for the acquisition of the DBA Group, discussed above.

On March 15, 2009, ZCS replaced two promissory notes, one for $1,500,000 and the other for $3,075,000, both entered into on December 30, 2005 with Bruno Guazzoni, with a combined promissory note for $4,575,000 having a maturity date of March 15, 2010. This new note requires quarterly payments of interest at the rate of eleven percent (11%) per annum. Principal is repayable at maturity. The note may be prepaid without penalty.

As a policy, all transactions involving Zanett, its subsidiaries, and any related parties are reviewed by the Chief Executive Officer for approval. Additionally, all related party transactions are reviewed at each regular quarterly meeting the board of directors as we review with, and highlight for, the board any changes occurring during the quarter.

POLICY AND PROCESS REGARDING SHAREHOLDER COMMUNICATIONS TO THE BOARD

The Board of Directors has adopted a policy and process regarding shareholder communications to the Board. Shareholders may communicate with the Board collectively, or with any of its individual members, by writing to them c/o the Secretary, Zanett, Inc., 635 Madison Avenue, 15th Floor, New York, NY 10022 who will forward such information to the Board of Directors.

Members of the Board of Directors are encouraged to attend the annual meeting. Last year, five members of the Board of Directors attended the annual meeting.

OTHER SHAREHOLDER MATTERS

Shareholder Proposals and Nominations of Directors for Zanett’s Next Annual Meeting of Shareholders

Any shareholder who intends to present a proposal for consideration at Zanett’s next annual meeting of shareholders intended to occur on or about June 18, 2010 must submit such shareholder’s proposal in writing to Zanett at its executive offices on or before January 10, 2010 in order to have Zanett consider the inclusion of such proposal in Zanett’s Proxy Statement and form of proxy relating to such annual meeting. Reference is made to Rule 14a-8 under the Exchange Act for information concerning the content and form of such proposal and the manner in which such proposal must be made. A notice of a shareholder proposal submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is considered untimely after March 21, 2010 and Zanett’s proxy for its 2010 annual meeting of shareholders may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for such meeting.

Nominations for election to the Board of Directors at Zanett’s next annual meeting may be made only in writing by a shareholder entitled to vote at such annual meeting and must be addressed to the Secretary, Zanett, Inc., 635 Madison Avenue, 15th Floor, New York, NY 10022 who will forward such information to the Board of Directors. Nominations must be received by the Secretary on or before December 31, 2009 and must be accompanied by the written consent of the nominee. Nominations should also be accompanied by a description of the nominee’s business or professional background and otherwise contain the information required by Schedule 14A of the Exchange Act.

OTHER BUSINESS

The Board of Directors is not aware of any other matters that may be brought before the Shareholders’ Meeting. If other matters not now known come before the Shareholders’ Meeting, the persons named in the accompanying form of proxy or their substitutes will vote such proxy in accordance with their judgment.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the timely filing of reports of ownership and changes in ownership with the Securities and Exchange Commission by Zanett’s directors, certain of its officers and persons who own more than ten percent (10%) of Zanett’s Common Stock.

Based solely on its review of Forms 3 and 4 and amendments thereto filed during its most recent fiscal year and Forms 5 and amendments there to furnished to it with respect to its most recently completed fiscal year, as well as any written representation received by the Company from the reporting person regarding no Form 5 filing being required, the Company believes that the following filings under Section 16(a) for the fiscal year 2008 were not timely made:

•	a Form 4 was filed by Mr. Claudio Guazzoni on February 26, 2009 (as amended on April 9, 2009) to report a grant of restricted stock on November 11, 2008;
•	a Form 4 was filed by Mr. Church on February 26, 2009 to report a grant of stock options on November 11, 2008;
•	a Form 4 was filed by Mr. Goldstein on February 26, 2009 to report a grant of restricted stock on November 11, 2008;
•	a Form 4 was filed by Mr. Perry on February 26, 2009 to report a grant of stock options on November 11, 2008;
•	a Form 4 was filed by Mr. Harkins on February 26, 2009 to report a grant of restricted stock on November 11, 2008;
•	a Form 4 was filed by Mr. Deskins on April 9, 2009 to report a grant of restricted stock on November 11, 2008;
•	a Form 3 was filed by Mr. Johnstone on May 1, 2009; and
•	a Form 4 was filed by Mr. Johnstone on May 1, 2009 to report a grant of restricted stock on November 11, 2008.

ADDITIONAL INFORMATION

A copy of Zanett’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, which contains copies of the Company’s audited financial statements, accompanies this Proxy Statement. The annual report shall not be deemed proxy solicitation material. Zanett will furnish to any shareholder, without charge, upon written or oral request, any other documents filed by Zanett pursuant to the Exchange Act. Requests for such documents should be addressed to Dennis Harkins, Secretary, Zanett, Inc., 635 Madison Avenue, 15th Floor, New York, NY 10022, telephone number (212) 583-0300. Documents filed by Zanett pursuant to the Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission’s (the “SEC”) Electronic Data Gathering Analysis and Retrieval System (“EDGAR”), which is publicly available through the SEC’s Web site (http://www.sec.gov).

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of Zanett’s Proxy Statement may have been sent to multiple shareholders in your household, unless the Company has received contrary instructions from one or more shareholders. The Company will promptly deliver a separate copy of any of these documents to you if you request one by writing as follows: Zanett, Inc., at 635 Madison Avenue, 15th Floor, New York, NY 10022 or by calling 212-583-0300. If you would like to receive separate copies of the Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or phone number.

New York, NY May 8, 2009	By Order of the Board of Directors,
/s/ Dennis Harkins Dennis Harkins, Secretary

Annual Meeting of Shareholders
ZANETT, INC.
June 19, 2009

Please date, sign and mail your proxy card in the envelope provided as soon as possible

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

ZANETT, INC.
Solicited on behalf of the Board of Directors
Annual Meeting of Shareholders
June 19, 2009

The undersigned hereby revokes all previous proxies for the Meeting of Shareholders, acknowledges receipt of the Notice of Meeting and Proxy Statement of Zanett, Inc., and hereby authorizes Claudio Guazzoni and Dennis Harkins, and each or any of them with power to appoint his substitute, to vote as Proxy for the undersigned at the Annual Meeting of Stockholders to be held at 635 Madison Avenue, 15th Floor, New York, NY 10022 on Friday, June 19, 2009, at 2:00 p.m., local time, or any adjournment or postponement thereof, the number of shares which the undersigned would be entitled to vote if personally present. The proxies shall vote subject to the directions indicated on this card and proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where the undersigned does not specify a choice.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000025986_2 R2.09.03.17

ZANETT, INC.
635 MADISON AVENUE, FLOOR 15
NEW YORK, NY 10022
ATTN: Dennis Harkins

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

0000 0000 0220

NAME		
ZANETT INC-COMMON	1234567890123456789	999,999,999,999.99999
ZANETT INC-COMMON	1234567890123456789	999,999,999,999.99999
ZANETT INC-COMMON	1234567890123456789	999,999,999,999.99999
ZANETT INC-COMMON	1234567890123456789	999,999,999,999.99999
ZANETT INC-COMMON	1234567890123456789	999,999,999,999.99999
ZANETT INC-COMMON	1234567890123456789	999,999,999,999.99999
ZANETT INC-COMMON	1234567890123456789	999,999,999,999.99999
ZANETT INC-COMMON	1234567890123456789	999,999,999,999.99999

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 William H. Church 02 Leonard G. Goldstein 03 Claudio M. Guazzoni 04 Charles T. Johnstone 05 L. Scott Perry

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

0000000000220

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date
		P71860-01S		

999,999,999,999
98906R208
2

0000025986_1 R2.09.03.17